SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.   )

Filed  by  the  Registrant  [X]

Filed  by  a  Party  other  than  the  Registrant  [  ]

Check  the  appropriate  box:

[ ]  Preliminary  Proxy  Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting  Material  Pursuant  to  S  240.14a-11(c)  or  S  240.14a-12

                           COBB RESOURCES CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[ ]  Fee  computed  on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title  of  each  class  of  securities  to  which  transaction applies:

     2)  Aggregate  number  of  securities  to  which  transaction  applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed  maximum  aggregate  value  of  transactions:

     5)  Total  fee  paid:

[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount  Previously  Paid:

     2)  Form,  schedule  or  Registration  Statement  No.:

     3)  Filing  Party:

     4)  Date  Filed.
COBB  RESOURCES  CORPORATION
Warner  Hollywood  Studios
1041  North  Formosa  Avenue
Mary  Pickford  Building,  Suite  101
Los  Angeles,  CA  90046


                                 March 31, 2000

Dear  COBB  Resources  Corporation  Shareholder:

         You are cordially invited to attend a special meeting (the "Special Meeting") of the shareholders of COBB Resources Corporation, a New Mexico corporation (the "Company") to be held on April 24, 2000 at 3:00 P.M., local time, at the offices of COBB Resources Corporation, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, California 90046. At the Special Meeting, you will be asked to consider and vote upon the following proposals (I) changing the name of the Corporation to FAMILY ROOM ENTERTAINMENT CORPORATION and (II) To transact such other business as may properly come before the Special Meeting or any adjournments thereof. Shareholders may abstain from voting by marking the appropriate boxes on the enclosed Proxy. Abstentions shall be counted separately and shall be used for purpose of calculating a quorum.

         It is important that your shares of capital stock be represented at the meeting. We therefore ask that you promptly sign, date and return the enclosed Proxy regardless of the number of shares of capital stock which you own.

         Time will be set aside during the meeting to discuss each item of business described in the Proxy Statement and for other questions relating to the Company. Representative members of management will be on hand for this purpose.

            I look forward to seeing you at the Special Meeting.


                                              Very  truly  yours,


                                              /s/  George  Furla
                                              George  Furla
                                              CHAIRMAN OF THE BOARD OF DIRECTORS

                           COBB RESOURCES CORPORATION
                            Warner Hollywood Studios
                            1041 North Formosa Avenue
                        Mary Pickford Building, Suite 101
                              Los Angeles, CA 90046

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 24, 2000

To  the  shareholders  of  COBB  Resources  Corporation:

         NOTICE IS HEREBY GIVEN that the special meeting of shareholders (the "Special Meeting") of COBB Resources corporation, a New Mexico corporation (the "Company"), will be held on APRIL 24, 2000 at 3:00 P.M., local time, at the offices of COBB Resources Corporation, 1041 Formosa Avenue, Mary Pickford Building, Suite 101, CA 90046, to consider and vote upon the following proposals.

         1.      To  change  the  Company  name  to  Family  Room  Entertainment
                 Corporation.

         2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on March 3, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice and vote at the Special Meeting, or any adjournment or postponements thereof.

         You are cordially invited to attend the Special Meeting. Whether or not you plan to attend the meeting, please sign, date and return your proxy in the reply envelope provided. Your cooperation in promptly signing and returning your proxy will help avoid further solicitation expense.

         Shareholders are requested to carefully read and review the accompanying the Proxy Statement before executing and returning the Proxy to the Company or voting in person at the Special Meeting.

                                           By Order of the Board of Directors of
                                           COBB  RESOURCES  CORPORATION

                                           George  Furla,
                                           CHAIRMAN OF THE BOARD/CHIEF EXECUTIVE
                                           OFFICER/PRESIDENT  AND  SECRETARY

Dated:  April  24,  2000


                                 PROXY STATEMENT

COBB  RESOURCES  CORPORATION
Warner  Hollywood  Studios
1041  North  Formosa  Avenue
Mary  Pickford  Building,  Suite  101
Los  Angeles,  CA  90046
(323)  850-2800

               PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON April 14, 2000
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


                                     GENERAL

         This Proxy Statement is furnished to shareholders of COBB Resources Corporation, a New Mexico corporation ("COBB" or the "Company"), in connection with the solicitation of proxies by the Board of Directors for the special meeting of shareholders to be held at the offices of COBB Resources Corporation, 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, CA 90046 on April 24, 2000 at 3:00 P.M., local time, and any adjournments or postponements thereof (the "Special Meeting"). This Proxy Statement and the attached Notice of Special Meetings are first being mailed to shareholders of the Company on or about March 31, 2000.

         At the Special Meeting, shareholders will be asked to approve and consent to:

         1.       To  change  the  Company  name  to Family Room Entertainment
                  Corporation.

         2. To transact such other business as may properly come before the Special Meeting or any adjournments thereof.

VOTING  AT  THE  SPECIAL  MEETING

         The Board of Directors of the Company has fixed the close of business on March 3, 2000 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Special Meeting. At the close of business on the Record Date, there were 12,860,000 shares of the Company's common stock, $.10 par value (the "COBB Common Stock"), issued and outstanding, each of which is entitled to one vote at the Special Meeting.

         The  Company  has  approximately  725  holders  of  record.

Under the Certificate of Incorporation of the Company and under the New Mexico Business Corporation Law, the affirmative vote of a majority of the combined votes cast by the holders of the issued and outstanding shares of the capital stock of the Company entitled to vote ("Shareholder Approval") is necessary to approve and consent to the change in the name of the Company. The Board of Directors recommends voting FOR the One Shareholder matter. Unless otherwise instructed, proxies solicited by the Board of Directors will be voted FOR the One Shareholder Matters.

         In order to vote in favor of or against the One Shareholder Matters at the Special Meeting, shareholders may attend the Special Meeting or deliver executed proxies to the Secretary of the Company at 1041 North Formosa Avenue, Mary Pickford Building, Suite 101, Los Angeles, CA. 90048 on or before the date of the Special Meeting. Shareholders attending the meeting may abstain form voting by marking the appropriate boxes designated as Abstain on the Proxy. Abstentions shall be counted separately and shall be used for purposes of calculating a quorum.

         It is not anticipated that any other matters will be brought before the Special Meeting.

PROXY  SOLICITATION

         The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy material to the beneficial owners of shares of capital stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS OF THE COMPANY.

         The following table sets forth as of February 23, 2000 (the record date), certain information with respect to the beneficial ownership of the outstanding shares of the Company's Common Stock and Preferred Stock by (i) each person known by the Company to be the beneficial owner of 5% or more the Common Stock or Preferred Stock; (ii) each director of the Company; (iii) each Named Executive Officer of the Company; and (iv) all directors and executive officers as a group. Unless otherwise indicated below, such individuals have the sole power to control the vote and dispose of such shares of capital stock:

                                         Shares of      Percentage
Name                                    Common Stock  of Total Stock
-------------                           ------------  --------------
George Furla (1) . . . . . . . . . . . .3,969,000     30.39%
24.66%
  c/o COBB Resources Corp.
  1041 North Formosa Avenue
  Mary Pickford Building, Suite 101
  Los Angeles, CA. 90046
Randall Emmett (2) . . . . . . . . . . .3,968,000     30.39%
  c/o COBB Resources Corp.
  1041 North Formosa Avenue
  Mary Pickford Building, Suite 101
  Los Angeles, CA. 90046
Peter Benz (3) . . . . . . . . . . . . .3,968,000     30.39%
  c/o COBB Resources Corp.
  1041 North Formosa Avenue
  Mary Pickford Building, Suite 101
  Los Angeles, CA. 90046
All directors and officers as a group
(3persons) . . . . . . . . . . . . . . .11,905,000    91.17%

--------------
(1) Mr. Furla is the Chief Executive Officer; President and Director of the Company.

(2)      Mr. Emmett is the Chief Operating Officer and a director of the Company.

(3)      Mr.  Benz  is  the  Treasurer  and  a  director  of  the  Company.

                         1. Change in the Company's Name

Subject to the approval and consent by the shareholders of the Company of the name change of the Company to Family Room Entertainment, the Company is seeking approval and consent from the shareholders of the Company giving the Board of Directors the authority and power to effectuate the change.

         The Board of Directors believes that the name change will be representative of the type of business that the Company is now pursuing.

         The Board of Directors recommends that stockholders vote "FOR" the Foregoing, approval and consent giving the Board of Directors of the Company the authority and power to effectuate the name change to Family Room Entertainment Corporation.


                                  MISCELLANEOUS

REVOCATION  OF  PROXIES

         If the Special Meeting is adjourned, for whatever reason, the One Shareholder Matter shall be considered and voted upon by shareholders at the subsequent "adjourned or postponed meeting," if any.

         You may revoke your proxy at any time prior to its exercise by attending the Special Meeting and voting in person, although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy, by giving notice of revocation of your proxy at the Special Meeting, or by delivering a written notice of revocation or a duly executed proxy relating to the matters to be considered at the Special Meeting and bearing a later date to the Secretary of the Company at 1041 North Formosa, Mary Pickford Building, Suite 101, Los Angeles, CA 90046. Unless revoked in the manner set forth above, proxies on the form enclosed will be voted at the Special Meeting in accordance with your instructions.

ADDITIONAL  AVAILABLE  INFORMATION

         The Company is subject to the informational filing requirement of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith, the Company files periodic reports, proxy statements and other information with the Commission under the Exchange Act relating to its business, financial condition and other matters. The Company is required to disclose in such proxy statements certain information as of particular dates, concerning the Company's directors and officers, their remuneration, options granted to them, the principal holders of the Company's Securities and any material interests of such persons in transactions with the Company. Such reports, proxy statements and other information may be inspected at the Commission's office at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies may be obtained on payment of the Commission's customary fees by writing to its principal office at 450 Fifth Street, N.W., Washington, D.C. 20549.

OTHER  MATTERS

         The Board of Directors of the Company does not intend to bring any other matters before the Special Meeting and does not know of any other matter that may be brought before the Special Meeting.

               STOCKHOLDER PROPOSALS FOR THE 2001 SPECIAL MEETING

         The date by which stockholder proposals for inclusion in the proxy materials relating to the next Special Meeting of Stockholders must be received by the Company at its principal executive offices, Attention: George Furla, Chairman of the Board, 1041 North Formosa, Mary Pickford Building, Suite 101, Los Angeles, CA 90046. 91789 by December 1, 2000.

                                       By Order of the Board of Directors of COBB RESOURCES CORPORATION

                                       /s/  George  Furla
                                       George  Furla
                                       CHAIRMAN  OF  THE  BOARD/CHIEF
                                       EXECUTIVE  OFFICER  and  President